WARRANTS	12 Months Ended
Dec. 31, 2011
WARRANTS
WARRANTS

15. WARRANTS

In December 2005, in conjunction with the placement of Series B convertible preferred shares, the Company issued the placement agent with warrants to purchase an aggregate of 196,731 Series B Preferred Shares at an exercise price of US$2.24 per share (590,193 Series B Preferred Shares at an exercise price of US$0.75 per share, as adjusted for the 1 for 3 share exchange in July 2007). These warrants were to expire upon the earlier of (i) five years after their issuance, or (ii) the initial public offering of the Company’s equity securities. The warrants were initially recorded as a liability based on their estimated fair value in accordance with ASC Topic 480 “Distinguishing Liabilities From Equity”. Since July 20, 2007, the Series B convertible preferred shares were no longer redeemable and the warrants were reclassified from a liability to equity.

The aggregate fair value of the placement agent warrants at issuance and on July 20, 2007 was US$196 and US$393, respectively. In August 2010, all the 196,731 warrants were exercised at US$0.75 to purchase 590,193 ordinary shares on the 1 for 3 share exchange basis. The fair value of the exercised warrants was approximately US$362,922. The fair value of these warrants was estimated on the basis of the Black-Scholes option pricing model with the following assumptions:

	Issuance	July 20, 2007
Expected volatility	43% to 45%	34%
Risk-free interest rate	5.00%	4.53%
Expected dividend	—	—
Expected life of the warrant	5 years	3 years
Fair value of preferred share	US$2.20	US$3.69

In July 2011, the Company granted 500,000 warrants to one of the senior management to purchase 500,000 Class A ordinary shares of the Company in exchange for services provided. Compensation cost was recognized based upon the fair value of the grant date. Please refer to Note 16 for additional information.